UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 24, 2025

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-14303	38-3161171
(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198
(Address of Principal Executive Offices)	(Zip Code)

(313) 758-2000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AXL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Second Amendment and Incremental Facility Agreement

On February 24, 2025, American Axle & Manufacturing Holdings, Inc. (“Holdings” or the “Company”) and American Axle & Manufacturing, Inc., a wholly owned subsidiary of Holdings (“AAM”), entered into the Second Amendment and Incremental Facility Agreement (the “Second Amendment”), among AAM, as borrower, Holdings, each financial institution party thereto as a lender (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), amending the Amended and Restated Credit Agreement, dated as of March 11, 2022 (as amended, amended and restated, supplemented or otherwise modified from time to time, including as amended by the Second Amendment, the “Amended and Restated Credit Agreement”), among AAM, as borrower, Holdings, each financial institution party thereto from time to time as a lender, and the Administrative Agent.

The Second Amendment (i) increased the maximum revolving credit facility amount under the Credit Agreement to $1,495 million, effective upon closing of the Business Combination (as defined below), (ii) provides for an $843 million incremental term loan B facility to be provided to AAM as borrower in connection with the Business Combination, (iii) extended the maturity of the revolving credit facility and the tranche A term loan facility to the five-year anniversary of the Second Amendment effective date, with a renewed maturity extension upon the closing of the Business Combination to the five-year anniversary of the closing of the Business Combination, and (iv) effected certain other changes thereto.

A copy of the Second Amendment is included as Exhibit 10.1 hereto and is incorporated by reference herein. The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement.

Backstop Termination Letter Agreement

As previously disclosed, in connection with the Business Combination, on January 29, 2025, Holdings and AAM entered into a credit agreement (the “Backstop Credit Agreement”) with the lenders party thereto (collectively, the “Backstop Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent, pursuant to which, subject to the terms and conditions set forth therein, the Backstop Lenders agreed to provide certain borrowings to finance the Business Combination and expenses payable in connection therewith.

Following Holdings’ and AAM’s entry into the Second Amendment and the increased borrowing capacity available upon the closing of the Business Combination thereunder, on February 24, 2025, Holdings and AAM delivered a backstop termination letter effective as of such date (the “Backstop Termination Letter Agreement”) pursuant to which the Backstop Credit Agreement was terminated.

A copy of the Backstop Termination Letter Agreement is included as Exhibit 10.2 hereto and is incorporated by reference herein. The foregoing description of the Backstop Termination Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement.

Amended and Restated Bridge Credit Agreements

As previously disclosed, in connection with the Business Combination, on January 29, 2025, Holdings and AAM entered into: (i) a First Lien Bridge Credit Agreement with the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “First Lien Bridge Credit Agreement”) and (ii) a Second Lien Bridge Credit Agreement with the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Second Lien Bridge Credit Agreement” and together with the First Lien Bridge Credit Agreement, the “Bridge Credit Agreements”).

In connection with Holdings’ and AAM’s entry into the Second Amendment, on February 24, 2025, Holdings and AAM entered into: (i) an Amended and Restated First Lien Bridge Credit Agreement with the lenders party thereto (collectively, the “First Lien Bridge Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent, pursuant to which the First Lien Bridge Lenders have agreed to provide AAM with a $843.0 million interim loan facility in connection with the Business Combination (the “Amended & Restated First Lien Bridge Credit Agreement”), and (ii) an Amended & Restated Second Lien Bridge Credit Agreement with the lenders party thereto (collectively, the “Second Lien Bridge Lenders”), and JPMorgan Chase Bank, N.A., as administrative agent, pursuant to which the Second Lien Bridge Lenders have agreed to provide AAM with a $500.0 million interim loan facility in connection with the Business Combination (the “Amended & Restated Second Lien Bridge Credit Agreement” and together with the Amended & Restated First Lien Bridge Credit Agreement, the “Amended & Restated Bridge Credit Agreements”).

The Amended & Restated Bridge Credit Agreements amend and restated the respective Bridge Credit Agreements to make certain conforming changes consistent with the Second Amendment, among other things.

Copies of each of the Amended & Restated First Lien Bridge Credit Agreement and the Amended & Restated Second Lien Bridge Credit Agreement are included as Exhibit 10.3 and Exhibit 10.4 hereto, respectively, and are incorporated by reference herein. The foregoing description of the Amended & Restated Bridge Credit Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the respective agreements.

Item 1.02.	Termination of a Material Definitive Agreement

The information in Item 1.01 “Backstop Termination Letter Agreement” of this Current Report is incorporated by reference into this Item 1.02.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure

On February 24, 2025, the Company issued a press release regarding its entry into the Second Amendment and provided information regarding the recommended offer by the Company to acquire the entire issued and to be issued share capital of Dowlais Group plc (“Dowlais”), a public limited company incorporated in England and Wales (the “Business Combination”), in a presentation to analysts and investors. A copy of the press release and investor presentation are furnished as Exhibits 99.1 and 99.2 to this Current Report and are incorporated herein by reference.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Second Amendment and Incremental Facility Agreement, dated as of February 24, 2025, among American Axle & Manufacturing Holdings, Inc., American Axle & Manufacturing, Inc., certain subsidiaries of American Axle & Manufacturing Holdings, Inc. identified therein, each financial institution party thereto as a lender and JPMorgan Chase Bank, N.A., as Administrative Agent.
10.2	Backstop Termination Letter Agreement, dated as of February 24, 2025 among American Axle & Manufacturing Holdings, Inc., American Axle & Manufacturing, Inc. and JPMorgan Chase Bank, N.A., as Administrative Agent.
10.3	Amended and Restated First Lien Bridge Credit Agreement, dated as of February 24, 2025, among American Axle & Manufacturing Holdings, Inc., American Axle & Manufacturing, Inc., each financial institution party thereto as a lender and JPMorgan Chase Bank, N.A., as Administrative Agent.
10.4	Amended and Restated Second Lien Bridge Credit Agreement, dated as of February 24, 2025, among American Axle & Manufacturing Holdings, Inc., American Axle & Manufacturing, Inc., each financial institution party thereto as a lender and JPMorgan Chase Bank, N.A., as Administrative Agent.
99.1	Press Release, dated February 24, 2025.
99.2	Investor Presentation, dated February 24, 2025.
104	Cover Page Interactive Data File (formatted in Inline XBRL)

Cautionary Statement Concerning Forward-Looking Statements

This Current Report, and the documents incorporated by reference into this Current Report, contain statements concerning the Company’s expectations, beliefs, plans, objectives, goals, strategies, and future events or performance, including, but not limited to, certain statements related to (i) the ability of the Company and Dowlais to consummate the Business Combination in a timely manner or at all; (ii) the satisfaction (or waiver) of conditions to the consummation of the Business Combination; (iii) adverse effects on the market price of the Company’s or Dowlais’s operating results, including because of a failure to complete the Business Combination; (iv) the effect of the announcement or pendency of the Business Combination on the Company’s or Dowlais’s business relationships, operating results and business generally; (v) future capital expenditures, expenses, revenues, economic performance, synergies, financial conditions, market growth, dividend policy, losses and future prospects; (vi) business and management strategies and the expansion and growth of the operations of the Company or the Dowlais; and (vii) the effects of government regulation on the business of the Company or Dowlais. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect the Company’s future financial position and operating results. The terms such as “will,” “may,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “project,” “target,” and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or the Company’s management’s good faith belief as of that time with respect to future events and are subject to risks and may differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to: global economic conditions, including the impact of inflation, recession or recessionary concerns, or slower growth in the markets in which the Company operates; reduced purchases of the Company’s products by General Motors Company (GM), Stellantis N.V. (Stellantis), Ford Motor Company (Ford) or other customers; the Company’s ability to respond to changes in technology, increased competition or pricing pressures; the Company’s ability to develop and produce new products that reflect market demand; lower-than-anticipated market acceptance of new or existing products; the Company’s ability to attract new customers and programs for new products; reduced demand for the Company’s customers’ products (particularly light trucks and sport utility vehicles (SUVs) produced by GM, Stellantis and Ford); risks inherent in the Company’s global operations (including tariffs and the potential consequences thereof to the Company, the Company’s suppliers, and the Company’s customers and their suppliers, adverse changes in trade agreements, such as the United States-Mexico-Canada Agreement (USMCA), compliance with customs and trade regulations, immigration policies, political stability or geopolitical conflicts, taxes and other law changes, potential disruptions of production and supply, and currency rate fluctuations); supply shortages and the availability of natural gas or other fuel and utility sources in certain regions, labor shortages, including increased labor costs, or price increases in raw material and/or freight, utilities or other operating supplies for the Company or the Company’s customers as a result of pandemic or epidemic illness, geopolitical conflicts, natural disasters or otherwise; a significant disruption in operations at one or more of the Company’s key manufacturing facilities; risks inherent in transitioning the Company’s business from internal combustion engine vehicle products to hybrid and electric vehicle products; the Company’s ability to realize the expected revenues from the Company’s new and incremental business backlog; negative or unexpected tax consequences, including those resulting from tax litigation; risks related to a failure of the Company’s information technology systems and networks, including cloud-based applications, and risks associated with current and emerging technology threats, and damage from computer viruses, unauthorized access, cyber attacks, including increasingly sophisticated cyber attacks incorporating use of artificial intelligence, and other similar disruptions; the Company’s suppliers’, the Company’s customers’ and their suppliers’ ability to maintain satisfactory labor relations and avoid or minimize work stoppages; cost or availability of financing for working capital, capital expenditures, research and development (R&D) or other general corporate purposes including acquisitions, as well as the Company’s ability to comply with financial covenants; the Company’s customers’ and suppliers’ availability of financing for working capital, capital expenditures, R&D or other general corporate purposes; an impairment of the Company’s goodwill, other intangible assets, or long-lived assets if the Company’s business or market conditions indicate that the carrying values of those assets exceed their fair values; liabilities arising from warranty claims, product recall or field actions, product liability and legal proceedings to which the Company is or may become a party, or the impact of product recall or field actions on the Company’s customers; the Company’s ability or the Company’s customers’ and suppliers’ ability to successfully launch new product programs on a timely basis; risks of environmental issues, including impacts of climate-related events, that could result in unforeseen issues or costs at the Company’s facilities, or risks of noncompliance with environmental laws and regulations, including reputational damage; the Company’s ability to maintain satisfactory labor relations and avoid work stoppages; the Company’s ability to consummate strategic initiatives and successfully integrate acquisitions and joint ventures; the Company’s ability to achieve the level of cost reductions required to sustain global cost competitiveness or the Company’s ability to recover certain cost increases from the Company’s customers; price volatility in, or reduced availability of, fuel; the Company’s ability to protect the Company’s intellectual property and successfully defend against assertions made against the Company; adverse changes in laws, government regulations or market conditions affecting the Company’s products or the Company’s customers’ products; the Company’s ability or the Company’s customers’ and suppliers’ ability to comply with regulatory requirements and the potential costs of such compliance; changes in liabilities arising from pension and other postretirement benefit obligations; the Company’s ability to attract and retain qualified personnel in key positions and functions; and other unanticipated events and conditions that may hinder the Company’s ability to compete. It is not possible to foresee or identify all such factors and the Company makes no commitment to update any forward-looking statement or to disclose any facts, events or circumstances after the date hereof that may affect the accuracy of any forward-looking statement.

Additional Information

This Current Report may be deemed to be solicitation material in respect of the Business Combination, including the issuance of shares of Company Common Stock in respect of the Business Combination. In connection with the foregoing proposed issuance of Company Common Stock, the Company expects to file a proxy statement on Schedule 14A, including any amendments and supplements thereto (the “Proxy Statement”) with the SEC. To the extent the Business Combination is effected as a scheme of arrangement under English law, the Share Issuance would not be expected to require registration under the Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that the Company exercises its right to elect to implement the Business Combination by way of a takeover offer (as defined in the UK Companies Act 2006) or otherwise determines to conduct the Business Combination in a manner that is not exempt from the registration requirements of the Securities Act, the Company expects to file a registration statement with the SEC containing a prospectus with respect to the Share Issuance. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEME DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED BY THE COMPANY WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE BUSINESS COMBINATION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the Proxy Statement, the scheme document, and other documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the Proxy Statement, the scheme document, and other documents filed by the Company with the SEC at https://www.aam.com/investors.

Participants in the Solicitation

The Company and its directors, its directors, executive officers and certain other members of management and employees will be participants in the solicitation of proxies from the Company’s stockholders in respect of the Business Combination, including the proposed issuance of Company Common Stock in connection with the Business Combination. Information regarding the Company’s directors and executive officers is contained in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 of the Company, which was filed with the SEC on February 14, 2025 and in the definitive proxy statement on Schedule 14A for the Company’s annual meeting of stockholders of the Company, which was filed with the SEC on March 21, 2024 and the Current Report on Form 8-K of the Company, which was filed with the SEC on May 2, 2024. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement when it is filed with the SEC. To the extent holdings of the Company’s securities by its directors or executive officers change from the amounts set forth in the Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC by the Company. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://www.aam.com/investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

Date:	February 24, 2025	By:	/s/ Christopher J. May
Christopher J. May
Executive Vice President & Chief Financial Officer